SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 March 19, 2003
              ----------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 1-16619                    73-1612389
       --------------      --------------------------     -------------------
         (State of          (Commission File Number)        (IRS Employer
       Incorporation)                                     Identification No.)


                 Kerr-McGee Center
              Oklahoma City, Oklahoma                  73125
       ---------------------------------------       ----------
      (Address of principal executive offices)       (Zip Code)



                              (405)   270-1313
                      ---------------------------------
                       (Registrant's telephone number)

Item 9.             Regulation FD Disclosure
                             On March 19, 2003, Kerr-McGee Corporation issued a
                    press release announcing that it will hold a conference call on Wednesday, March 26, 2003, at 11:00 a.m. (ET) to discuss its interim first-quarter 2003 financial and operating activities, and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 888-482-0024, within the United States or 617-801-9702, outside the United States. The password for both dial-in numbers will be "Kerr-McGee". The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits

                    (c) Exhibits

                    99.1 Press Release dated March 19, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         KERR-MCGEE CORPORATION


                                By:     (John M. Rauh)
                                        -------------------------------------
                                         John M. Rauh
                                         Vice President and Controller

Dated: March 19, 2003